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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): January 5, 1998

                         VALUEVISION INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                   MINNESOTA
                 (State or other jurisdiction of incorporation)

        0-20243                                      41-1673770
(Commission File Number)                  (IRS Employer Identification No.)

                  6740 SHADY OAK ROAD, EDEN PRAIRIE, NM 55344
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (612) 947-5200

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

                                  Page 1 of 2

                        Exhibit Index Appears on Page 2

ITEM 5.  OTHER EVENTS.

     The Registrant's Press Release dated January 5, 1998, which is filed as
Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits
  10.1 Agreement and Plan of Reorganization and Merger dated January 5, 1998 by and among the Registrant, National Media Corporation ("National Media") and V-L Holdings Corp.

  10.2 Stock Option Agreement (ValueVision) dated as of January 5, 1998 between the Registrant and National Media.

  10.3 Stock Option Agreement (National Media) dated as of January 5, 1998 between National Media and the Registrant.

  10.4 Redemption and Consent Agreement dated January 5, 1998 by and between National Media, the Registrant, Capital Ventures International and RGC International Investors, LDC.


  10.5 $10,000,000 Demand Promissory Note dated January 5, 1998 issued by National Media to the Registrant.

  10.6 Subisidiary Guarantee dated as of January 5, 1998 by Quantum North America, Inc., Quantum International Limited, Quantum Far East Ltd., Quantum Marketing International, Inc., Quantum International Japan Company Ltd., DirectAmerica Corporation, Positive Response Television, Inc., Quantum Productions AG, Suzanne Paul (Australia) Pty Limited, and National Media Holdings, Inc., for the benefit of the Registrant.

  10.7 Warrant Agreement by and between National Media and the Registrant dated as of January 5, 1998.

  10.8 Warrant Certificate No. 1 dated January 5, 1998, issued by National Media to the Registrant to purchase 250,000 shares of National Media common stock.

  10.9 Registration Rights Agreement by and between National Media and the Registrant dated as of January 5, 1998.

  99.1               Press Release dated January 5, 1998.

  99.2 Consent, Waiver and Amendment dated as of January 5, 1998 by and between CoreStates Bank, N.A., National Media, Quantum North America, Inc., Quantum International
                     Limited, Positive Response Television, Inc. and DirectAmerica Corporation.
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                                                                    Page 2 of 2

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VALUEVISION INTERNATIONAL, INC.
(Registrant)

Date: January 7, 1998                      By: /s/ Stuart R. Romenesko
                                               ---------------------------------
                                           Name: Stuart R. Romenesko
                                           Title: Senior Vice President Finance
                                                  Chief Financial Officer

                                 EXHIBIT INDEX

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EXHIBIT NO.          DESCRIPTION                                           PAGE
  10.1 Agreement and Plan of Reorganization and Merger dated January 5, 1998 by and among the Registrant, National
                     Media Corporation  ("National Media") and V-L Holdings
                     Corp.

  10.2 Stock Option Agreement (ValueVision) dated as of January 5, 1998 between the Registrant and National Media.

  10.3 Stock Option Agreement (National Media) dated as of January 5, 1998 between National Media and the Registrant.

  10.4 Redemption and Consent Agreement dated January 5, 1998 by and between National Media, the Registrant, Capital Ventures International and RGC International Investors, LDC.

  10.5 $10,000,000 Demand Promissory Note dated January 5, 1998 issued by National Media to the Registrant.

  10.6 Subisidiary Guarantee dated as of January 5, 1998 by Quantum North America, Inc., Quantum International Limited, Quantum Far East Ltd., Quantum Marketing International, Inc., Quantum International Japan Company Ltd., DirectAmerica Corporation, Positive Response Television, Inc., Quantum Productions AG, Suzanne Paul (Australia) Pty Limited, and National Media Holdings, Inc., for the benefit of the Registrant.

  10.7 Warrant Agreement by and between National Media and the Registrant dated as of January 5, 1998.

  10.8 Warrant Certificate No. 1 dated January 5, 1998, issued by National Media to the Registrant to purchase 250,000 shares of National Media common stock.

  10.9 Registration Rights Agreement by and between National Media and the Registrant dated as of January 5, 1998.

  99.1               Press Release dated January 5, 1998.

  99.2 Consent, Waiver and Amendment dated as of January 5, 1998 by and between CoreStates Bank, N.A., National Media, Quantum North America, Inc., Quantum International Limited, Positive Response Television, Inc. and DirectAmerica Corporation.
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